Exhibit 10.1

AMENDMENT OF EQUITY COMPENSATION PLANS

Adopted: September 7, 2006

Edison International Equity Compensation Plan. Section 3.4(a) of the Edison International Equity Compensation Plan is hereby replaced in its entirety with the following language:

“(a) Subject to the provisions of this Section 3.4, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of Edison International, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Article 3 of the Plan, (ii) the maximum individual award, (iii) the number and kind of shares or other securities subject to the then outstanding Plan Awards, and (iv) the price for each share or other unit of any other securities subject to the then outstanding Plan Awards without change in the aggregate purchase price or value as to which Plan Awards remain exercisable or subject to restrictions.”

Edison International 2000 Equity Plan. Section 3.4(a) of the Edison International 2000 Equity Plan is replaced in its entirety with the following language:

“(a) Subject to the provisions of this Section 3.4, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of Edison International, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Article 3 of the Plan, (ii) the maximum individual award, (iii) the number and kind of shares or other securities subject to the then outstanding Stock Options, and (iv) the price for each share or other unit of any other securities subject to the then outstanding Stock Options without change in the aggregate purchase price or value as to which Stock Options remain exercisable or subject to restrictions.”

Edison International Officer Long-Term Incentive Compensation Plan. The first paragraph of Section 16 of the Edison International Officer Long-Term Incentive Compensation Plan is replaced in its entirety with the following language:

“Subject to the provisions of this Section 16 below, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of Edison International, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Incentive Awards without change in the aggregate purchase price or value as to which Incentive Awards remain exercisable or subject to restrictions.”